                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 21, 2001



                             YOUNG BROADCASTING INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                0-25042                              13-3339681
(State or other jurisdiction of            (Commission File Number)                    (IRS Employer
incorporation or organization)                                                      Identification No.)

                              599 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrants' telephone number: (212) 754-7070

Item 5.   Other Events.

         On November 21, 2001, the Registrant and its senior lenders entered into Amendment No. 4 to the Registrant's senior credit agreements. A copy of Amendment No. 4 is attached as Exhibit 10.1 to this Form 8-K.

         On December 3, 2001, the Registrant issued a press release announcing that it had sold $250 million of 8 1/2% Senior Notes due 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

    Exhibit No.           Description
    -----------           -----------

        10.1 Amendment No. 4 dated as of November 21, 2001 to Senior Credit Agreements.

        99.1              Press Release dated December 3, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Young Broadcasting Inc.

Date:  December 3, 2001                     By:    /s/ James A. Morgan
                                                 -----------------------------
                                                   James A. Morgan
                                                   Executive Vice President